 Corindus Vascular Robotics, Inc. 10-Q

Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Corindus Vascular Robotics, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David M. Handler, President and Chief Executive Officer of the Company, certify, pursuant to Section 1350 of Chapter 63 of Title 18, United States Code, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) , as applicable, of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods presented in the Report.

Date: November 19, 2014

/s/ David M. Handler
David M. Handler
President and Chief Executive Officer

A signed original of this certification has been provided to the Company and will retained by the Company and furnished to the Securities and Exchange Commission or staff upon request.